EXHIBIT 99.1

GORDON SILVER	E-FILED SEPTEMBER 18, 2009
GERALD M. GORDON, ESQ., Nevada Bar No. 229
E-mail: ggordon@gordonsilver.com
THOMAS H. FELL, ESQ., Nevada Bar No. 3717
E-mail: tfell@gordonsilver.com
MATTHEW C. ZIRZOW, ESQ., Nevada Bar No. 7222
E-mail: mzirzow@gordonsilver.com
3960 Howard Hughes Pkwy., 9th Floor
Las Vegas, Nevada 89169
Telephone (702) 796-5555
Facsimile (702) 369-2666
Attorneys for Debtors

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF NEVADA

In re:		Case No.: BK-N-09-50746-GWZ; Chapter 11
ZANTE, INC.		Jointly Administered with:

☐	Affects this Debtor.	09-50747	The Sands Regent
☒	Affects all Debtors.	09-50748	Plantation Investments, Inc.
☐	Affects THE SANDS REGENT	09-50749	Last Chance, Inc.
☐	Affects PLANTATION INVESTMENTS, INC.	09-50751	Dayton Gaming, Inc.
☐	Affects LAST CHANCE, INC.	09-50750	California Prospectors, Ltd.
☐	Affects DAYTON GAMING, INC.	09-50752	Herbst Gaming, Inc.
☐	Affects CALIFORNIA PROSPECTORS, LTD.	09-50753	Flamingo Paradise Gaming, LLC
☐	Affects HERBST GAMING, INC.	09-50754	E-T-T, Inc.
☐	Affects FLAMINGO PARADISE GAMING, LLC	09-50755	Market Gaming, Inc.
☐	Affects E-T-T, INC.	09-50756	The Primadonna Company, LLC
☐	Affects MARKET GAMING, INC.	09-50757	HGI Lakeside, Inc.
☐	Affects THE PRIMADONNA COMPANY, LLC	09-50758	HGI St. Jo, Inc.
☐	Affects HGI LAKESIDE, INC.	09-50759	HGI Mark Twain, Inc.
☐	Affects HGI ST. JO, INC.	09-50760	Cardivan Company
☐	Affects HGI MARK TWAIN, INC.	09-50761	Corral Coin, Inc.
☐	Affects CARDIVAN COMPANY	09-50762	Corral Country Coin, Inc.
☐	Affects CORRAL COIN, INC.	09-50763	E-T-T Enterprises, LLC
☐	Affects CORRAL COUNTRY COIN, INC.
☐	Affects E-T-T ENTERPRISES, LLC	Confirmation Hearing:
		Date:	October 28 and 29, 2009
		Time:	10:00 a.m.

CERTIFICATION OF ACCEPTANCE OF DEBTORS’

FIRST AMENDED PLAN OF REORGANIZATION (BALLOT SUMMARY)

Debtors, Zante, Inc., et al. (collectively, the “Debtors”), debtors and debtors-in-possession, by and through their counsel, the law firm of Gordon Silver, hereby certify acceptance of Debtors’ First Amended Plan of Reorganization (the “Plan”) [Docket No. 593] pursuant to LR 3018.

On September 10, 2009, the Court entered an Order: (I) Approving The Amended Disclosure Statement To Accompany Debtors’ Joint Plan Of Reorganization; (II) Setting A Record Date For Voting Purposes; (III)

Approving Solicitation Packages And Procedures For Distribution Thereof; (IV) Approving Forms Of Ballots; And (V) Scheduling A Hearing And Establishing Notice And Objection Procedures In Respect Of Confirmation (the “Disclosure Statement Order”) [Docket No. 665], which set a Record Date for voting purposes of July 27, 2009, and a Voting Deadline of September 15, 2009 at 5:00 p.m. (PDT).(1)

Debtors thereafter served on the holders of Class 3 and Class 7 Claims to the party’s last known address the following:  (a) the Disclosure Statement; (b) the Plan; (b) the Order Approving Disclosure Statement; (d) the Notice Of (I) Approval Of Disclosure Statement; (II) Establishment Of Record Date; (III) Hearing On Confirmation Of Debtors’ Joint Plan Of Reorganization And Procedures For Objecting To Confirmation Of The Plan; And (IV) Procedures And Deadlines For Voting On The Plan [Docket No. 674]; and (e) a Ballot for Accepting or Rejecting the Plan of Reorganization.  Set forth below are the results of all votes received by the Voting Deadline.

1.                                      Class 1:                 OTHER PRIORITY CLAIMS

Class 1 is unimpaired under the Plan.  Holders of Class 1 Claims are deemed to accept the Plan; therefore, solicitation was not required.

2.                                      Class 2:                 OTHER SECURED CLAIMS

Class 2 is unimpaired under the Plan.  Holders of Class 2 Claims are deemed to accept the Plan; therefore, solicitation was not required.

3.                                      Class 3:                 SENIOR CREDIT FACILITY CLAIMS

Class 3 is impaired under the Plan, and thus the Holders of Class 3 Claims are entitled to vote on the Plan.  One Hundred Ten (110) ballots were received by the Voting Deadline.

Number of Votes from Holders of Class 3 Claims

	Number	Percentage
Total number of votes:	110
Number of acceptances:	107	97%
Number of rejections	3	3%

(1)  All capitalized terms herein shall have the same meaning as the Disclosure Statement Order.

Amount of Class 3 Claims Voted

(Per Amounts Listed on Ballots)(2)

	Amount	Percentage
Total amount voted:	$738,395,231.51
Amount of acceptances:	$654,486,580.76	88.6%
Amount of rejections:	$83,908,650.75	11.4%

Amount of Class 3 Claims Voted

(Per Amounts Listed on Proof of Claim)

	Amount(3)	Percentage
Total amount per Wilmington Proof of Claim:	$847,362,500.00
Total amount voted:	$730,129,664.81	86.2% (of amount claimed)
Amount of acceptances:	$646,144,568.03	88.5% (of amount voted)
Amount of rejections:	$83,985,096.78	11.5% (of amount voted)

4.                                      Class 4:                 GENERAL UNSECURED CLAIMS

Class 4 is unimpaired under the Plan.  Holders of Class 4 Claims have deemed to accept the Plan; therefore, solicitation was not required.

5.                                      Class 5:                 SENIOR SUBORDINATED NOTE CLAIMS

Class 5 is impaired under the Plan.  Class 5 Claims are deemed to have rejected the Plan and are not entitled to vote on the Plan; therefore, solicitation was not required.

6.                                      Class 6:                 SECTION 726(a)(4) CLAIMS

Class 6 is impaired under the Plan.  Class 6 Claims are deemed to have rejected the Plan and are not entitled to vote on the Plan; therefore, solicitation was not required.

7.                                      Class 7:                 INTERCOMPANY CLAIMS

Class 7 is impaired under the Plan.  Holders of Class 7 Claims are impaired under the Plan and were entitled to vote on the Plan.  One (1) ballot was received by the Voting Deadline.

(2)

 Not all of the Holders of Class 3 Claims listed on their ballots their entire allowed claims per the Proof of Claim filed by Wilmington Trust Company, as Administrative Agent (the “Wilmington Proof of Claim”). As such, to provide complete disclosure, Debtors provide an analysis of both the amount of claims actually voted as listed on the ballots, as well as the amount of claims in effect voted per the Wilmington Proof of Claim.

(3)	Principal claimed only, and excluding interest and other accruals both pre and post-petition.

Number of Votes from Holders of Class 7 Claims

	Number	Percentage
Total number of votes:	1
Number of acceptances:	1	100%
Number of Rejections	0	0%

Amount of Class 7 Claims Voted

	Amount	Percentage
Total amount voted:	$169,391,513.41
Amount of acceptances:	$169,391,513.41	100%
Amount of rejections:	$0.00	0%

8.                                      Class 8:                 EQUITY INTERESTS IN HERBST GAMING

Class 8 is impaired under the Plan.  Class 8 Claims are deemed to have rejected the Plan and are not entitled to vote on the Plan; therefore, solicitation was not required.

9.                                      Class 9:                 INTERCOMPANY INTERESTS

Class 9 is impaired under the Plan.  Class 9 Claims are deemed to have rejected the Plan and are not entitled to vote on the Plan; therefore, solicitation was not required.

10.                               FINAL TALLY

By vote or by virtue of Section 1126(f) of the Bankruptcy Code, the Classes of Claims and Interests under the Plan have accepted or rejected the Plan as follows:

Class 1:  Unimpaired, deemed accepted, no solicitation required.

Class 2:  Unimpaired, deemed accepted, no solicitation required.

Class 3:  Impaired, Accepted.

Class 4:  Unimpaired, deemed accepted, no solicitation required.

Class 5:  Impaired, deemed rejected, no solicitation required.

Class 6:  Impaired, deemed rejected, no solicitation required.

Class 7:  Impaired, Accepted.

Class 8:  Impaired, deemed rejected, no solicitation required.

Class 9:  Unimpaired, deemed accepted, no solicitation required.

DATED this 18th day of September, 2009.

GORDON SILVER

By:	/s/ Matthew C. Zirzow
GERALD M. GORDON, ESQ.
THOMAS H. FELL, ESQ.
MATTHEW C. ZIRZOW, ESQ.
Attorneys for Debtors